                                                                  EXHIBIT 10.8
                        AltiGen Communications, Inc.
                              DEALER AGREEMENT



This Agreement is entered into as of this 9-9-96 ("Effective Date") by
                                          -------
and between AltiGen Communications, Inc. ("AltiGen"), having its principal place of business at 47801 Fremont Blvd., Fremont, California 94538 and TELECO
                                                                  ------
("Dealer") having its principal place of business at 430 Woodruff #300
                                                     -----------------
Greenville, SC 29607-3462.
--------------------------

                                  Recitals
                                  --------

Whereas, AltiGen wishes to sell and Dealer wishes to purchase for resale to its customers, who may in fact be Resellers and VARs, data and telecommunication equipment ("Products"), all in accordance with the terms and conditions hereinafter set forth in this Agreement.

In consideration of the covenants in this Agreement, AltiGen and Dealer agree as follows:

                                 Appointment
                                 -----------

1. AltiGen appoints Dealer as a non-exclusive Dealer of certain AltiGen Products listed in Exhibit C, in the service area shown in Exhibit B. This appointment is non-transferable unless permission is received in writing from AltiGen. Permission will not be unreasonably withheld.

                               Dealer Obligations
                               ------------------

1. Dealer must purchase AltiGen Products based on price and discount schedules listed in Addendum dated 9-9-96.

2.   Dealer must employ at least one AltiGen Certified Technician at all times.

3. Dealer must employ at least three AltiGen Trained Sales Representatives at all times.

4. Dealer must comply with the terms and conditions stated in AltiGen's Credit Policy as shown in Exhibit D.

5. Dealer must purchase a minimum of one demonstration system and maintain a spare parts supply in accordance with AltiGen's Return and Repair Policy as stated in Exhibit E. This Policy will be established in the future.

6. Dealer must provide four (4) hour emergency service to its customers. Standard service response time should be twenty four (24) hours, or the next business day.

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                             AltiGen Obligations
                             -------------------

l. AltiGen agrees to make its Products listed in Exhibit C available to the Dealer under the Terms and Conditions of this Agreement shown as Exhibit A.

2. AltiGen agrees to schedule and provide technical and sales training at reasonable times during the year. These programs are shown as Exhibit F.

3. Technical support will be provided by AltiGen via telephone [*]. Field support is also available on a time and materials basis. Rates will be provided at a later date.

4. AltiGen agrees to provide reasonable sales support and marketing materials depending on the Dealer's sales volume.

                            Schedule of Exhibits
                            --------------------

A    Terms and Conditions
B    Service Areas
C    Products Included in this Agreement and Dealer Price List
D    Credit Policy
E    Return and Repair Policy
F    Training Programs


                                   AGREED

Dealer                                  AltiGen

Teleco Inc.                             AltiGen Communications, Inc.
--------------------------              ------------------------------

430 Woodruff Rd.                        47801 Fremont Blvd.
--------------------------              ------------------------------

Greenville, S.C. 29607                  Fremont, CA 94538
--------------------------              ------------------------------

William M. Rogers                       Craig Murray
--------------------------              ------------------------------
By                                      By

PRES/C.E.O.                             Director, North America Sales
--------------------------              ------------------------------
Title                                   Title

/s/ William M. Rogers                   /s/ Craig Murray
--------------------------              ----------------------------
Signature                               Signature

9-9-96                                  9-9-96
--------------------------              ----------------------------
Date                                    Date

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  Exhibit A

                            TERMS AND CONDITIONS

1. The Dealer Agreement does not appoint Dealer as an agent of AltiGen. The Dealer is an independent contractor. AltiGen will not be liable for any obligations of the Dealer, its agents, employees or independent contractors.

2. AltiGen reserves the right to modify, discontinue, add or change any Product listed on Exhibit C. Support will be continued for a period of 90 days after notification.

3. Dealer shall sell AltiGen Products to end users located only in their service area. Dealer is prohibited from selling AltiGen Products to other Dealers or end users who intend to use the Products in countries other than the United States or its possessions.

4. Dealer is not authorized to make any end user warranties on behalf of AltiGen. Dealer shall indemnify and hold AltiGen harmless from any costs associated with additional or extended warranties made by Dealer.

5. Dealer will limit its representations concerning AltiGen Products to those found in AltiGen's written specifications.

6. Dealer is forbidden from stating or implying that AltiGen Products provide immunity from fraudulent intrusion (Toll Fraud). Dealer must use this language on all sales materials and contracts involving AltiGen Products.

7. Dealer shall provide AltiGen with sales forecasts by Product on a quarterly basis.

8. Dealer shall process all warranty and non-warranty service claims according to the Return and Repair Policy as stated in Exhibit E. This Policy will be provided at a later date.

9. Dealer shall insure AltiGen Products from the point of receipt by the Dealer until final acceptance by the end user. The insurance shall include fire, theft, casualty and public liability. The amount of insurance will be mutually agreed upon and a copy will be provided to AltiGen upon request.

10. Dealer agrees to indemnify and hold AltiGen harmless from all costs or liabilities of AltiGen as a result of a material breach of this contract by the Dealer.

11. This Agreement will be in effect for one (1) year from the Effective Date. This Agreement will automatically renew for successive one (1) year periods, unless terminated by mutual agreement of the parties or in accordance with the terms of this Agreement.

     This Agreement may be canceled at any time without cause, by either party upon ninety (90) days written notice to the other party.

     Either party may terminate this Agreement for material breach of the terms and conditions by giving written notice to the defaulting party and allowing a thirty (30) day period to cure the breach. Either party may terminate this Agreement immediately upon written notice if the other party ceases to do business for any reason or becomes subject to any bankruptcy, insolvency, liquidation or other similar proceedings. AltiGen Communications shall have the first Right of Refusal to purchase the Dealer if for sale.

     Upon termination of this Agreement for breach, AltiGen, at its option, may cancel all unfilled orders.

     If AltiGen cancels this Agreement without cause, AltiGen shall repurchase from Dealer, at Dealer's option, all Products in Dealer's inventory on the effective date of cancellation, provided AltiGen verifies that a) the Products were shipped by AltiGen to Dealer within the previous six (6) months and b) the Products are in their original shipping containers and have not been altered, damaged or used. The repurchase price shall be the price actually paid by Dealer less any prior credits. Upon termination, Dealer agrees to ship the repurchased Products to AltiGen's plant, freight prepaid. Any Demonstration System will be included under these terms.

     The Dealer, upon termination or cancellation of this Agreement for any reason, agrees to discontinue all advertising of or reference to the Products.

     Except as specifically set forth, neither party shall be liable to the other for damages in any form by reason of the termination or cancellation of this Agreement in accordance with the provision set forth above.

12. Termination of this Agreement shall make neither party liable for claims against the other as a result of lost sales, expenses incurred or investments made in connection with the creation of this Agreement.

13. Dealer shall purchase AltiGen Products at the price set forth on the Dealer Price List.

     List Prices are subject to change at any time, provided Dealer is given thirty (30) days written notice of any [*]. Outstanding bids by the Dealer will be accepted under the old pricing for a period of up to [*]. Copies must be provided to AltiGen upon receipt of the notice of a price change.

     In the event of a [*] for any of the Products, AltiGen will extend to the Dealer the price in effect at the time the Dealer's order is acknowledged by AltiGen.

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     In the event of a [*] for any of the Products, the [*] will apply to such Products which are shipped by AltiGen to Dealer on or after the effective date of the [*].

     In the event of a [*] on any of the Products, Dealer may apply for credit on those units of Products: a) which were shipped by AltiGen to Dealer no more than [*] prior to the effective date of the [*] and [*] in Dealer's inventory on the effective date of the [*] or b) which were in transit between AltiGen and Dealer on the effective date of the [*].

     The amount of the credit on any unit shall be equal [*].

14. In the advertising and sale of the Products, Dealer will use AltiGen's regular trade names and trademarks ("Trademarks"). For this purpose, AltiGen grants Dealer a non-exclusive, royalty free, limited license to use the AltiGen Trademarks, provided that Dealer displays the symbol "TM" adjacent to each use of a Trademark the first time a Trademark is used, or displays such other symbols and notices as may be prescribed by AltiGen.

     Dealer acknowledges and agrees that AltiGen is the exclusive owner of the Trademarks. The use of the Trademarks by Dealer does not convey to Dealer any right, title or interest in or to the Trademarks. Dealer may not register any Trademark in any jurisdiction unless such registration is made on behalf and for the benefit of AltiGen and is expressly approved by AltiGen in advance and in writing.

15. Dealer will pay all sales, use, excise and property taxes on AltiGen Products shipped to the Dealer.

16. All Product orders must be submitted on a Dealer's purchase order form. All orders must be signed by an authorized representative of the Dealer. Orders may be faxed, but receipt must be acknowledged by AltiGen's Sales Order Processing Department.

17. AltiGen will attempt to ship all Products by the requested date and means requested by the Dealer (at the Dealer's cost).

18. Shipment of the Products will be F.O.B. AltiGen's facilities. Dealer shall bear all freight costs and the risk of loss passes to the Dealer upon delivery to the carrier. Title to the Product, however, shall not pass until AltiGen has been paid in full.

19. AltiGen warrants its Products for a period of one year from the date of delivery. AltiGen warrants its Products to be free from defects in material and workmanship. The Products will comply with the specifications as set forth in the Product Description manual and the

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     Installation and Maintenance manual. The customers' sole remedy for breach of this Limited Warranty is to have the defective parts repaired or replaced at AltiGen's option. This warranty is not transferable and does not apply to Products damaged by misuse, normal wear and accidents. It also does not apply where recommended maintenance programs have not been followed.

20. The foregoing warranties exclude all other warranties express or implied. No warranty is made regarding protection against unauthorized access to network services including: long distance, international, 800 and 900. In addition, no warranty is made regarding unauthorized use of voice mail, auto attendant or DISA to access network services.

21. AltiGen shall not under any circumstances be liable to any person for any special, incidental, indirect or consequential damages, including and without limitation to, damages resulting from use or malfunction of the Products, loss of profits or revenues or costs of replacement goods, even if AltiGen is informed in advance of the possibility of such damages.

22. In no event will AltiGen be liable for loss of time, profits, revenue or anticipated savings in connection with the purchase of our Products.

23. Dealers sole remedy with respect to non-conformity shall be a replacement of the defective unit or a refund of the purchase price paid.

24. This Agreement can only be modified by a written amendment signed and dated by both parties.

25. The Dealer cannot sell, transfer, assign, pledge or dispose any of the rights granted by the Dealer Agreement, except under terms previously stated in this agreement.

26. All notices and communications regarding this Agreement shall be in writing.

27. The terms of this Agreement shall be held in strict confidence by both parties.

28. Neither party shall be held liable for an inability to perform to the terms of this Agreement as a result of any Force Majeure.

                                  Exhibit B

                                SERVICE AREA

Dealer shall sell AltiGen Products to customers who intend to use the Products in the United States.

                                  Exhibit C
                              DEALER PRICE LIST

                                Effective [*]


                              Quantum Platform
                              ----------------
                      (Dealer to provide system server)


Part Number   Description                                                            Dealer Price   Reference Page
-----------   -----------                                                            ------------   --------------
ALTI-CTIKIT   CTI starter kit, 4 trunks & 8 extensions with AltiWare system                               11
              software and telephony power supply.

              1-3    Kits Per Order                                                       [*]
              4-6    Kits Per Order                                                       [*]
              7-9    Kits Per Order                                                       [*]
              10-49  Kits Per Order                                                       [*]
              50-499 Kits Per Order                                                       [*]

                           Computer Telephony Server
                           -------------------------
              (Complete turnkey systems ready for Quantum boards)


Part Number   Description                                                            Dealer Price   Reference Page
-----------   -----------                                                            ------------   --------------
ALTX-SYS1000  Telephony Server, 4 slots industrial rack mountable chassis                 [*]             11
              with Windows NT workstation OS, AltiWare, and telephony
              power supply.

AMS-400S      Telephony Server, 4 slots full tower chassis with Windows NT                [*]             11
              workstation OS, AltiWare, and telephony power supply.

AMS-400SR     Telephony Server, 4 slots full tower chassis with redundant                 [*]             12
              power supply, Windows NT workstation OS, AltiWare, and
              telephony power supply.

AMS-800I      Telephony Server, 8 slots industrial rack mountable chassis                 [*]             12
              with Windows NT workstation OS, AltiWare, and telephony
              power supply.

AMS-800IR     Telephony Server, 8 slots industrial rack mountable chassis                 [*]             12
              with redundant power supply, Windows NT workstation OS,
              AltiWare, and telephony power supply.

AMS-800S      Telephony Server, 8 slots super tower chassis with Windows                  [*]             13
              NT workstation OS, AltiWare, and telephony power supply.

AMS-800SR     Telephony Server, 8 slots super tower chassis with redundant                [*]             13
              power supply, Windows NT workstation OS, AltiWare, and
              telephony power supply.

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                Quantum Boards
                                --------------

Part Number   Description                                                            Dealer Price   Reference Page
-----------   -----------                                                            ------------   --------------
ALTI-AM0408U  Quantum Platform, 4 trunks & 8 extensions.                                                  13

              1-3      Boards per order                                                   [*]
              4-6      Boards per order                                                   [*]
              7-9      Boards per order                                                   [*]
              10-49    Boards per order                                                   [*]
              50-499   Boards per order                                                   [*]

ALTI-AM0804U  Quantum Platform, 8 trunks & 4 extensions.                                                   13

              1-3      Boards per order                                                   [*]
              4-6      Boards per order                                                   [*]
              7-9      Boards per order                                                   [*]
              10-49    Boards per order                                                   [*]
              50-499   Boards per order                                                   [*]

ALTX-AM0012U  Quantum Platform, 12 extensions.                                                             14

              1-3      Boards per order                                                   [*]
              4-6      Boards per order                                                   [*]
              7-9      Boards per order                                                   [*]
              10-49    Boards per order                                                   [*]
              50-499   Boards per order                                                   [*]

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  Peripherals
                                  -----------


Part Number   Description                                                            Dealer Price   Reference Page
-----------   -----------                                                            ------------   --------------
ALTI-MTRI4    14" high resolution monitor                                                 [*]

PHN-M8009-GY  Single-line executive telephone with message waiting                        [*]
PHN-M8314-GY  Single-line executive speaker telephone with message waiting                [*]
PHN-C9075-PG  Single-line telephone with message waiting & Tap button                     [*]
PHN-C3709-01  Single-line telephone with message waiting                                  [*]
PHN-C3879-01  Single-line telephone with 12 programmable buttons and                      [*]
              message waiting
PHN-C3979-01  Single-line speaker telephone with message waiting                          [*]

PHL-PCIET-01  3Com PCI Ethernet adapter, 10 BaseT                                         [*]

PWS-T8050-01  Tellabs T8050 telephony power supply                                        [*]
PWS-C2D1A-01  Bay size telephony power converter                                          [*]
PWS-PC250-01  Server power supply with internal AC outlay (250 Watts)                     [*]
PWS-PC300-01  Server power supply with internal AC outlay (300 Watts)                     [*]
PWS-PC400-01  Server power supply with internal AC outlay (400 Watts)                     [*]

SFW-PSWEB-01  Web site server software                                                    [*]
SFW-AWSFD-01  AltiWare system software on floppy diskettes                                [*]
SFW-WINNT-01  Windows NT Software 3.51 - workstation                                      [*]
SFW-RMC01-01  Remote system maintenance - client                                          [*]
SFW-RMS01-01  Remote system maintenance- server                                           [*]

CBL-25M50-01  DB25 to 50-pin Telco cable, Male to Male                                    [*]
CBL-MVIP6-01  MVIP cable with 6 connectors                                                [*]

DOC-RFG01-04  4 User Pocket Reference Guides                                              [*]
DOC-ICM01-01  Installation Configuration & Maintenance Manual                             [*]

MSC-PANEL-02  12 Port Connection Panel with 50-pin F Telco connector                      [*]

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                            Detail Components List
                            ----------------------
ALTI-CTIKIT

Quantum board with 4 trunks & 8 extensions
Telephony power supply and cable
AltiWare system software
DB25-50 pin male Telco cable
12 ports connection panel with 50 pin female Telco connector
MVIP cable
Installation Configuration & Maintenance Manual
8 User Pocket Reference Guides

ALTI-SYS1000

Industrial rack mountable chassis, 4 Quantum board capacity
Pentium 100 MHz CPU
1.2 GB Hard Disk
32 MB DRAM
CD ROM
3.5" floppy drive
Windows NT workstation software
AltiWare system software
Telephony power supply
MVIP cable
Keyboard
Mouse
Installation Configuration & Maintenance Manual

AMS-400S

Full tower server chassis, 4 Quantum board capacity
Pentium 100 MHz CPU
1.2 GB Hard Disk
32 MB DRAM
CD ROM
3.5" floppy drive
Windows NT workstation software
AltiWare system software
Telephony power supply
MVIP cable
Keyboard
Mouse
Installation Configuration & Maintenance Manual

AMS-400SR

Full tower server chassis, 4 Quantum board capacity
Redundant, hot swappable power supply
Pentium 100 MHz CPU
1.2 GB Hard Disk
32 MB DRAM
CD ROM
3.5" floppy drive
Windows NT workstation software
AltiWare system software
Telephony power supply
MVIP cable
Keyboard
Mouse
Installation Configuration & Maintenance Manual

AMS-800I

Industrial rack mountable chassis, 8 Quantum board capacity
300W power supply
Pentium 120 MHz CPU
1.2 GB Hard Disk
32 MB DRAM
CD ROM
3.5" floppy drive
Windows NT workstation software
AltiWare system software
Telephony power supply
MVIP cable
Keyboard
Mouse
Installation Configuration & Maintenance Manual

AMS-800IR

Industrial rack mountable chassis, 8 Quantum board capacity
300W redundant, hot swappable power supply
Pentium 120 MHz CPU
1.2 GB Hard Disk
32 MB DRAM
CD ROM
3.5" floppy drive
Windows NT workstation software
AltiWare system software
Telephony power supply
MVIP cable
Keyboard
Mouse
Installation Configuration & Maintenance Manual

AMS-800S

Super tower server chassis, 8 Quantum board capacity and 9 peripheral bays 300W power supply
Pentium 120 MHz CPU
1.2 GB Hard Disk
32 MB DRAM
CD ROM
3.5" floppy drive
Windows NT workstation software
AltiWare system software
Telephony power supply
MVIP cable
Keyboard
Mouse
Installation Configuration & Maintenance Manual

AMS-800SR

Super tower server chassis, 8 Quantum board capacity and 9 peripheral bays 300W redundant, hot swappable power supply
Pentium 120 MHz CPU
1.2 GB Hard Disk
32 MB DRAM
CD ROM
3.5" floppy drive
Windows NT workstation software
AltiWare system software
Telephony power supply
MVIP cable
Keyboard
Mouse
Installation Configuration & Maintenance Manual

ALTI-AM0408U

Quantum board with 4 trunks & 8 extensions
DB25-50 pin male Telco cable
12 ports connection panel with 50 pin female Telco connector
8 User Pocket Reference Guides
Quick Installation Guide

ALTI-AM0804U

Quantum board with 8 trunks & 4 extensions
DB25-50 pin male Telco cable
12 ports connection panel with 50 pin female Telco connector
4 User Pocket Reference Guides
Quick Installation Guide

ALTI-AM0012U

Quantum board with 12 extensions
DB25-50 pin male Telco cable
12 ports connection panel with 50 pin female Telco connector
12 User Pocket Reference Guides
Quick Installation Guide

                                   Exhibit D

                                 CREDIT POLICY

1.  An approved credit application is required for every Dealer.

2.  Payment terms for buyers with approved credit

    A. [*] discount if the outstanding balance is paid within [*] of invoice date
    B.  Net paid in [*].

3.  Delinquent Accounts

    A. Any account over [*] past due from invoice date will result in a Dealer's status review and collection actions taken against the Dealer.
    B. Returned checks are subject to a [*] processing charge and may result in the review of the Dealer's status.
    C. Delinquent balances are subject to a finance charge of [*] from the invoice date.

[*]  CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
     WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE MOTTED PORTIONS.

                                   Exhibit E

                           RETURN AND REPAIR POLICY

1. The only location authorized to repair AltiGen Products is 47801 Fremont Blvd., Fremont, CA 94538

2.  Equipment warranties will be voided if unauthorized repairs are made.

3. The process for returns and repairs is stated in the Installation Configuration and Maintenance Manual provided to Dealer.

                                   Exhibit F

                           ALTIGEN TRAINING MODULES

module #        title                                             duration           audience
-------------------------------------------------------------------------------------------------------------------------------
800-100-000100  Market Opportunities                              1 hour             all Sales except Major
                                                                                     Accounts
-------------------------------------------------------------------------------------------------------------------------------
800-200-000100  Basic Telephony                                   1 hour             VARs, Retail & Major
                                                                                     Accounts
-------------------------------------------------------------------------------------------------------------------------------
800-200-000200  Basic Data Networking                             1 hour             Interconnects, Major
                                                                                     Accounts
-------------------------------------------------------------------------------------------------------------------------------
800-300-000100  AltiServ Functionality & Features Overview        2 hours            all
-------------------------------------------------------------------------------------------------------------------------------
800-400-000100  Installation & Maintenance (I&M)                  4 hours
-------------------------------------------------------------------------------------------------------------------------------
                Hardware Installation & Expansion                 1 hour             all I&M
-------------------------------------------------------------------------------------------------------------------------------
                System Configuration & Administration             1 hour             all I&M
-------------------------------------------------------------------------------------------------------------------------------
                Technical Exercises                               2 hours            all I&M
-------------------------------------------------------------------------------------------------------------------------------
800-400-000200  Helpful Hints                                     1 hour             all I&M
-------------------------------------------------------------------------------------------------------------------------------
800-500-000200  Sales Training & AltiServ Benefits                4 hours            all Sales
-------------------------------------------------------------------------------------------------------------------------------

                              AltiGen Obligations
                              -------------------

l. AltiGen agrees to make its Products listed in Exhibit C available to the Dealer under the Terms and Conditions of this Agreement shown as Exhibit A.

2. AltiGen agrees to schedule and provide technical and sales training at reasonable times during the year. These programs are shown as Exhibit F.

3.   Technical support will be provided by AltiGen via telephone twenty four
     (24) hours a day, seven (7) days a week. Field support is also available on a time and materials basis. Rates will be provided at a later date.

4. AltiGen agrees to provide reasonable sales support and marketing materials depending on the Dealer's sales volume.


                             Schedule of Exhibits
                             --------------------

A    Terms and Conditions
B    Service Areas
C    Products Included in this Agreement and Dealer Price List
D    Credit Policy
E    Return and Repair Policy
F    Training Programs

                                    AGREED

Dealer                                  AltiGen

Teleco Inc.                             AltiGen Communications, Inc.
--------------------------              ------------------------------

430 Woodruff Rd.                        47801 Fremont Blvd.
--------------------------              ------------------------------

Greenville, S.C. 29607                  Fremont, CA 94538
--------------------------              ------------------------------

William M. Rogers                       Craig Murray
--------------------------              ------------------------------
By                                      By

PRES/C.E.O.                             Director, North America Sales
--------------------------              ------------------------------
Title                                   Title

/s/ William M. Rogers                   /s/ Craig Murray
--------------------------              ----------------------------
Signature                               Signature

9-9-96                                  9-9-96
--------------------------              ----------------------------
Date                                    Date

                 [LETTERHEAD OF ALTIGEN COMMUNICATIONS, INC.]

                   ADDENDUM TO THE DEALER AGREEMENT BETWEEN
                    ALTIGEN COMMUNICATIONS, INC. AND TELECO

It is TELECOs' intent to purchase Quantum Boards and Software to be installed in a TELECO Chassis and sold to its dealers as a TELECO product. In order to purchase the Quantum units at a most favorable price of [*] it is TELECOs' intent to purchase a minimum of [*].

TELECO agrees to establish the primary sales and technical support to its dealers. AltiGen agrees to train the TELECO Sales and Technical teams assigned to the above. AltiGen also agrees to provide the necessary second level of technical support should the TELECO team be unable to resolve a problem.


Agreed /s/ William M. Rogers              Agreed /s/ Craig Murray
      -------------------------              -------------------------
William M. Rogers, President              Craig Murray, Director
TELECO                                 AltiGen Communications, Inc.
Date 9-9-96                            Date 9-9-96
    -------------                          --------------

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
    WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.